UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 28, 2023

AGEAGLE AERIAL SYSTEMS INC.
(Exact name of registrant as specified in charter)

Nevada	001-36492	88-0422242
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8201 E. 34th Cir N

Wichita, Kansas 67226

(Address Of Principal Executive Offices) (Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed on October 19, 2023, as a result of Ms. Nicole Fernandez-McGovern’s departure as Chief Financial Officer of the Company, Mr. Mark DiSiena was appointed as the Company’s principal financial and accounting officer and Interim Chief Financial Officer, effective as of October 13, 2023. On November 30, 2023, the Board of Directors of the Company appointed Mr. DiSiena as Chief Financial Officer of the Company, effective as of December 1, 2023 (the “Commencement Date”). Pursuant to an employment offer letter dated November 28, 2023 (the “Offer Letter”), Mr. DiSiena shall receive an annual base salary of $275,000 and a sign-on bonus in the form of restricted stock units (the “RSUs”) not to exceed $60,000 in total award value, with 50% of the RSUs to vest one year after Commencement Date, and the remainder to vest two years after Commencement Date. Mr. DiSiena will be eligible to receive an annual performance-based bonus comprised of up to $75,000 in cash and RSUs not to exceed $60,000 in total award value, with 34% of the total RSU award to vest at the time of the award date, 33% of the original award amount to vest one year after the award date, and the remainder to vest two years after the award date. The performance bonus amounts each year will be determined at the sole discretion of the Board of Directors of the Company based upon an assessment of a combination of his achievement of designated personal goals and the Company reaching designated corporate goals.

There are no family relationships between Mr. DiSiena and any director, executive officer or nominees thereof of the Company. There are no related party transactions between the Company and Mr. DiSiena that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the terms of the Offer Letter is subject to, and qualified in its entirety by, such document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter, dated as of November 28, 2023, between AgEagle Aerial Systems, Inc. and Mark DiSiena.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS, INC.

By:	/s/ Barrett Mooney
Name:	Barrett Mooney
Title:	Chief Executive Officer

Dated: December 4, 2023